NOTICE OF GUARANTEED DELIVERY FOR
                             RAYOVAC CORPORATION

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Rayovac Corporation (the "Company") made pursuant to the
Prospectus, dated [        ], 1997 (the "Prospectus"), if certificates for Old
Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to Marine Midland Bank (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedures to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                                 Delivery to:
                     Marine Midland Bank, Exchange Agent

                             By Mail or by Hand:
                             Marine Midland Bank
                          Corporate Trust Operations
                             140 Broadway-A Level
                        New York, New York 10005-1180

                                By Facsimile:
                                (212) 658-2292
                       Confirm Facsimile by Telephone:
                                (212) 658-5931

   Delivery of this instrument to an address other than as set forth above, or transmission of instruments via facsimile other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount at maturity of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures.". By so tendering, the undersigned hereby does make, at and as of the date hereof, the representations and warranties of a tendering holder of Old Notes set forth in the Letter of Transmittal.


Principal Amount of Old Notes Tendered:

$_________________________________________  If Old Notes will be delivered by book-entry transfer to The
Certificate Nos. (if available):            Depository Trust Company, provide
                                            account number.
__________________________________________

Total Principal Amount Represented by Old
 Notes Certificate(s):

$_________________________________________  Account Number ___________________


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All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
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                               PLEASE SIGN HERE

X _________________________________   ________________


X _________________________________   ________________
  Signatures of Owner(s)              Date
  or Authorized Signatory

  Area Code and Telephone
  Number ___________________________

   Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                     Please print name(s) and address(es)

Name(s): ____________________________________________________________________

         ____________________________________________________________________

         ____________________________________________________________________

Capacity: ___________________________________________________________________

Address(es): ________________________________________________________________

             ________________________________________________________________

            _________________________________________________________________

                                  GUARANTEE

     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures," together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.


________________________________   ___________________________________________
         Name of Firm                     Authorized Signature

________________________________   ___________________________________________
            Address                              Title

________________________________   Name ______________________________________
                     Zip Code                 (Please Type or Print)

Area Code and Tel. No. _________   Dated: ____________________________________

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.